First Quarter FY 2027 Results August 6th, 2026 Exhibit 99.2

F I R S T Q U A R T E R F Y 2 7 R E S U L T S Safe Harbor Disclosure This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements regarding the Company’s expected financial performance, including revenues, organic revenue growth, adjusted diluted EPS, gross margin and adjusted free cash flow; the Company’s ability to expand its Clear Eyes® supply and restore the Company’s Eye Care leadership position; the Company’s ability to execute on its brand-building strategy to grow Breathe Right®; the impact of the Company’s announced acquisitions on its financial performance and the tax benefits from the acquisition of Breathe Right®. Words such as “anticipate,” “expect,” “outlook,” “focus,” “plan,” “can,” “will,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, the ability to and timing of any increase in the supply of Clear Eyes® from Pillar5 and other suppliers; the ability of the Company’s manufacturing operat ions and third party manufacturers and logistics providers and suppliers to meet demand for its other products and to avoid inflationary cost increases and supply disruption; the impact of economic and business conditions; consumer trends; competitive pressures; the impact of the Company’s advertising and promotional and new product development initiatives; customer inventory management initiatives; the ability to pass along rising costs to customers without impacting sales; fluctuating foreign exchange rates; evolving U.S. and international tariffs and trade actions; geopolitical instability; and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2026. You are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date this presentation. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward-looking statement contained in this presentation, whether as a result of new information, future events, or otherwise. All non-GAAP numbers presented are footnoted and reconciled to their closest GAAP measurement in the attached reconciliation schedule and in our August 6, 2026 earnings release in the “About Non-GAAP Financial Measures” section. Footnotes Reference footnotes on certain pages are detailed in the appendix on page 17.

F I R S T Q U A R T E R F Y 2 7 R E S U L T S I. Performance Highlights

First Quarter Performance Exceeded Expectations

Q1 Sales Highlights

- Revenue of $265.7 million, up 6.5% versus prior year
  - Organic revenue[1] growth of 3.2%
- Strong *GI* and *Dermatological* category growth
- *Eye & Ear Care* up; strength in TheraTears® & Debrox® offset Clear Eyes® variability
- Included $5.9 million contribution from the Breathe Right® acquisition

Superior Earnings and FCF

- Adjusted Gross Margin[2] of 55.0% ~ flat to Q4, as expected
- Adjusted Diluted EPS[2] of $0.98 versus $0.95 prior year
- Adjusted Free Cash Flow[2] grew to a record $83.7 million

Capital Allocation Priorities

- Acquisitions of Breathe Right® and LaCorium closed June and July, respectively
- Free Cash Flow priority for balance of the year is reducing leverage
- Investing in Pillar5 to unlock long-term eye care capacity

PrestigeConsumer HEALTHCARE
FIRST QUARTER FY 27 RESULTS
4

F I R S T Q U A R T E R F Y 2 7 R E S U L T S Eye Care Supply Remains Dynamic 5 Supply Quality Capacity Ramp Category Leadership Disciplined investment to ensure highest quality supply in Sterile Eye Care Continued capex investment strengthening supply quality and resilience Production targets designed to support FY 27 sales and improve supply consistency Expanding in-house capacity underpins a multi-year plan to restore Eye Care leadership

F I R S T Q U A R T E R F Y 2 7 R E S U L T S II. M&A Update

Deals Successfully Closed; Integrations on Track

Breathe Right® & Other OTC Brands

Breathe Right



Children's Dimetapp



ANBESOL



Other Loyalty Brands

Closed: June

- ✓ ~$200 million in expected annual revenue
- ✓ Supports Prestige's long-term organic growth targets
- ✓ Accretive to Gross Profit and EBITDA margins

- ✓ "Order-to-cash" integration of sales platform largely complete
- ✓ Main warehousing locations consolidated
- ✓ Majority of support efforts now consolidated

Integration largely complete, now focused on long-term brand building of Breathe Right®

LaCorium Health

Dermal Therapy



Flexitol



CRAMPEZE

Closed: July

- ✓ ~$40 million in expected annual revenue
- ✓ Historically faster growth than Prestige's long-term organic growth targets

---

- ✓ Systematic business integration efforts expected over the balance of fiscal 2027
- ✓ Combining offices with Care Pharma; seamless cultural fit
- ✓ Future synergy captures still anticipated

Day-to-day currently unchanged; anticipate executing integration objectives largely in second half

Prestige Consumer Healthcare

FIRST QUARTER FY 27 RESULTS

7

Acquisitions Diversify & Enhance Our Iconic Brand Portfolio

FY 26 Total Sales by Category



Oral Care
Other
Cough & Cold
GI
Analgesics
Skin Care
Women's Health
Eye & Ear Care

Post-Acquisitions Pro Forma Category Sales Mix*



DenTek
Goody's
BC
Hydralyte
Pain Relief
Oral Care
Dramamine
LUDEN'S
GI
Fleet
Cough, Cold & Allergy
Chloraseptic
Eye & Ear Care
CLEAR EYES
Women's Health
summer's eve
thera tears
Wellness, Sleep & Other
Skin Care
MONISTAT
Breathe Right
Compound W
Dermal Therapy

*Includes estimated FY 26 annual revenues of acquisitions.

Prestige Consumer Healthcare
FIRST QUARTER FY 27 RESULTS
8

An Iconic, Leading Brand Positioned for Growth

Breathe Right

Brand-Building


No need to overhaul your sleep routine.
Just make a small upgrade.

- Iconic brand heritage
- New, engaging social-oriented omnichannel campaigns

Innovation


Breathe Right SPORT
Breathe Right
Stay in it. Breathe Right Sport is made to move with you.

- Utilize consumer insights to identify innovation that solves needs
- Own nighttime breathing and expand the category & adjacencies

International


鼻からスッキリ、
翌朝スッキリ。

- Leverage local distribution partners to drive growth in 20+ markets
- Identify geographic expansion opportunities & synergies with PBH

Breathe Right® well positioned to expand the category via proven growth tactics

Prestige Consumer HEALTHCARE
FIRST QUARTER FY 27 RESULTS

F I R S T Q U A R T E R F Y 2 7 R E S U L T S III. Financial Overview

F I R S T Q U A R T E R F Y 2 7 R E S U L T S Q1 FY 27 Performance Highlights Q1 FY 27 Q1 FY 26 Dollar values in millions, except per share data. $265.7 $84.1 $0.98 $249.5 $79.6 $0.95 Revenue Adj. EBITDA Adj. Diluted EPS 6.5% 5.5% 3.2% Revenue of $265.7 million, up 3.2% vs. prior year on an organic basis(1) Adjusted Diluted EPS(2) of $0.98 up vs. $0.95 prior year Adjusted EBITDA(2) of $84.1 million, up 5.5% vs. prior year 11 (2) (2)

Q1 FY 27 Consolidated Financial Summary

3 Months Ended*

	Q1 FY 27	Q1 FY 26	% Chg
Total Revenue	**$ 265.7**	**$ 249.5**	***6.5%***
Adjusted Gross Margin	**146.2**	**140.3**	***4.2%***
% Margin	*55.0%*	*56.2%*	
A&M	34.7	34.9	*(0.8%)*
% Total Revenue	*13.0%*	*14.0%*	
Adjusted G&A	30.5	28.5	*7.1%*
% Total Revenue	*11.5%*	*11.4%*	
D&A (ex. COGS D&A)	5.7	5.2	*10.0%*
Adjusted Operating Income	**$ 75.3**	**$ 71.8**	***5.0%***
% Margin	*28.4%*	*28.8%*	
Adjusted Earnings Per Share	**$ 0.98**	**$ 0.95**	***3.2%***
Adjusted EBITDA	**$ 84.1**	**$ 79.6**	***5.5%***
% Margin	*31.6%*	*31.9%*	

Dollar values in millions, except per share data
* Adjusted financial metrics presented above are non-GAAP – see footnote (2) of appendix for full descriptions and reconciliations

Comments

- Organic Revenue [1] up 3.2% vs. prior year
  - Strong revenue growth in *Gastrointestinal, Dermatologicals* categories
  - *Eye & Ear Care* category driven by TheraTears® & Debrox®
  - International segment down ~2% on an organic basis [1]
  - Double-digit growth in eCommerce, driven by strong consumption trends and timing
- $5.9 million in revenues from Breathe Right® portfolio
- Adjusted Gross Margin [2] of 55.0%, ~ as expected
- A&M of 13.0% of Revenue due to leverage of higher sales
- Adjusted G&A [2] of 11.5% of Revenue
- Adjusted EBITDA Margin [2] of 31.6%, ~ flat vs. prior year
- Adjusted Diluted EPS [2] of $0.98, up vs. prior year

Prestige Consumer HEALTHCARE
FIRST QUARTER FY 27 RESULTS
12

Free Cash Flow Enabled Capital Deployment

Free Cash Flow



Q1 FY 27
Q1 FY 26
7.1%
$83.7
$78.2
Adjusted Free Cash Flow(2)

Dollar values in millions

Comments

- Solid Q1 Adjusted Free Cash Flow(2) of $83.7 million
  - Change primarily from timing of working capital
- Net Debt at June 30th of ~$2.0 billion(2), following purchase of Breathe Right® and certain other brands
  - Effective purchase ~$900 million, net of ~$150 million in anticipated tax benefits
  - Transaction funded with new 7-year Term Loan B
- No debt maturities until 2031 following the issuance of new 2034 unsecured notes in July

Prestige Consumer HEALTHCARE

FIRST QUARTER FY 27 RESULTS

13

F I R S T Q U A R T E R F Y 2 7 R E S U L T S IV. FY 27 Outlook

Updated FY 27 Outlook

	Previously-Issued Outlook	Current Outlook
Top Line Trends	▪ Revenues of $1,100 to $1,121 million – Organic growth of approximately 1% to 3% ▪ Projecting improved shipment trends in eye care	▪ Revenues of $1,290 to $1,315 million – Organic growth of approximately 1% to 3% ▪ ~$190 million revenue anticipated from the Breathe Right and LaCorium acquisitions
EPS	▪ Adjusted Diluted EPS of $4.42 to $4.51(5) ▪ Gross margin relatively consistent to prior year ▪ G&A reflects addition of Pillar5, normalized incentive comp	▪ Adjusted Diluted EPS of $4.55 to $4.65(5) ▪ Expected gross margin just above 57% due to acquisitions ▪ Anticipate G&A leverage via acquisitions
Free Cash Flow	▪ Free Cash Flow(4) of $250 million or more ▪ Expect to close Breathe Right® and LaCorium Health in June and July, respectively ▪ Prioritizing debt reduction for the balance of fiscal 2027	▪ Adjusted Free Cash Flow(4) of $270 million or more ▪ Prioritizing debt reduction for the balance of fiscal 2027

Guidance reflects a resilient base business driven by brand-building across a diverse portfolio
Recent acquisitions providing meaningful business scale

Prestige Consumer HEALTHCARE
FIRST QUARTER FY 27 RESULTS
15

F I R S T Q U A R T E R F Y 2 7 R E S U L T S Appendix

F I R S T Q U A R T E R F Y 2 7 R E S U L T S Appendix (1) Organic Revenue is a Non-GAAP financial measure and is reconciled to the most closely related GAAP financial measure in the attached Reconciliation Schedules and / or our earnings release dated August 6, 2026 in the “About Non-GAAP Financial Measures” section. (2) Adjusted Gross Profit, Adjusted Gross Margin, Adjusted G&A, Adjusted Operating Income, Adjusted Net Income, Adjusted Diluted EPS, Adjusted EBITDA & EBITDA Margin, Free Cash Flow, Adjusted Free Cash Flow, and Net Debt are Non-GAAP financial measures and are reconciled to their most closely related GAAP financial measures in the attached Reconciliation Schedules and / or in our earnings release dated August 6, 2026 in the “About Non-GAAP Financial Measures” section. (3) Leverage ratio reflects net debt / covenant defined EBITDA. (4) Free Cash Flow and Adjusted Free Cash Flow for FY 27 are projected Non-GAAP financial measures, and are reconciled to projected GAAP Net Cash Provided by Operating Activities in the attached Reconciliation Schedules and in our earnings release dated August 6, 2026 in the “About Non-GAAP Financial Measures” section and are calculated based on projected Net Cash Provided by Operating Activities less projected capital expenditures and cash payments associated with acquisitions. (5) Adjusted Diluted EPS for FY 27 is a projected Non-GAAP financial measure, is reconciled to projected GAAP EPS in the attached Reconciliation Schedules and in our earnings release dated August 6, 2026 in the “About Non-GAAP Financial Measures” section and is calculated based on projected EPS adjusted for anticipated costs associated with Pillar5 manufacturing optimization and integration, adjustments relating to the Breathe Right® portfolio acquisition, and related income tax adjustments. 17

Reconciliation Schedules

Organic Revenue Change

(In Thousands)	Three Months Ended June 30, 2026		Three Months Ended June 30, 2025	
GAAP Total Revenues	$	265,710	$	249,530
Revenue Change		6.5%		
Adjustments:				
Revenues associated with acquisition[a]		(5,945)		
Impact of foreign currency exchange rates				2,086
Total adjustments	$	(5,945)	$	2,086
Non-GAAP Organic Revenues	$	259,765	$	251,616
Non-GAAP Organic Revenue Change		3.2%		

(a) Revenues of our OTC Wellness Business acquisition are excluded for purposes of calculating Non-GAAP organic revenues. These revenue adjustments relate to our North America and International OTC Healthcare segments.

Adjusted Gross Margin

(In thousands)	Three Months Ended June 30, 2026		Three Months Ended June 30, 2025	
GAAP Total Revenues	$	265,710	$	249,530
GAAP Gross Profit	$	136,188	$	140,331
GAAP Gross Profit as a Percentage of GAAP Total Revenue		51.3%		56.2%
Adjustments:				
Amortization of inventory fair value step-up		2,840		—
Acquired facility remediation, period overhead and idle capacity costs [a]		7,148		—
Total adjustments		9,988		—
Non-GAAP Adjusted Gross Margin	$	146,176	$	140,331
Non-GAAP Adjusted Gross Margin as a Percentage of GAAP Total Revenues		55.0%		56.2%

(a) Represents manufacturing and administrative overhead incurred during a remediation period following the acquisition of Pillar5, during which production was significantly constrained.

PrestigeConsumer HEALTHCARE
FIRST QUARTER FY 27 RESULTS
18

F I R S T Q U A R T E R F Y 2 7 R E S U L T S 19 Reconciliation Schedules (Continued) Adjusted G&A Expense (a) Costs related to the consummation of the acquisition process such as legal and other acquisition-related professional fees. Three Months Ended June 30, 2026 2025 (In thousands) GAAP General and Administrative Expense 43,303$ 28,456$ GAAP General and Administrative Expense as a Percentage of GAAP Total Revenue 16.3% 11.4% Adjustments: Costs associated with acquisition (a) 12,823 — Total adjustments 12,823 — Non-GAAP Adjusted General and Administrative Expense 30,480$ 28,456$ Non-GAAP Adjusted General and Administrative Expense Percentage as a Percentage of GAAP Total Revenues 11.5% 11.4%

Reconciliation Schedules (Continued)

Adjusted EBITDA and EBITDA Margin

(In Thousands)	Three Months Ended June 30, 2026	2025
GAAP Net Income	$ 29,177	$ 47,466
Interest expense, net	13,945	10,203
Provision for income taxes	9,364	14,311
Depreciation and amortization	8,753	7,666
Non-GAAP EBITDA	$ 61,239	$ 79,646
Non-GAAP EBITDA Margin	23.0%	31.9%
Adjustments:		
Amortization of inventory fair value step-up	2,840	-
Acquired facility remediation, period overhead and idle capacity costs [(a)]	7,148	
Costs associated with acquisitions in G&A [(b)]	12,823	
Total adjustments	22,811	-
Non-GAAP Adjusted EBITDA	$ 84,050	$ 79,646
Non-GAAP Adjusted EBITDA Margin	31.6%	31.9%

(a) Represents manufacturing and administrative overhead incurred during a remediation period following the acquisition of Pillar5, during which production was significantly constrained.

(b) Costs related to the consummation of the acquisition process such as legal and other acquisition-related professional fees.

Adjusted Free Cash Flow

(In Thousands)	Three Months Ended June 30, 2026	2025
GAAP Net Income	$ 29,177	$ 47,466
Adjustments:		
Adjustments to reconcile net income to net cash provided by operating activities as shown in the Statement of Cash Flows	18,526	19,564
Changes in operating assets and liabilities, net of effects of acquisitions as shown in the Statement of Cash Flows	23,085	11,983
Total adjustments	41,611	31,547
GAAP Net cash provided by operating activities	70,788	79,013
Purchases of property and equipment	(3,703)	(838)
Non-GAAP Free Cash Flow	67,085	78,175
Acquisition and other costs paid	16,664	—
Non-GAAP Adjusted Free Cash Flow	$ 83,749	$ 78,175

Prestige Consumer HEALTHCARE

FIRST QUARTER FY 27 RESULTS

20

F I R S T Q U A R T E R F Y 2 7 R E S U L T S 21 Reconciliation Schedules (Continued) Adjusted Net Income & Adjusted Diluted EPS (a) Represents depreciation expense recorded during the remediation period following the acquisition of the Pillar5 facility, during which certain production lines were not operating. (b) Represents manufacturing and administrative overhead incurred during a remediation period following the acquisition of the Pillar5 facility, during which production was significantly constrained. (c) Costs related to the consummation of the acquisition process such as legal and other acquisition-related professional fees. (d) The income tax adjustments are determined using applicable rates in the taxing jurisdictions to which the above adjustments relate and includes both current and deferred income tax expense (benefit) based on the nature of specific Non-GAAP performance measure. Three Months Ended June 30, Nine Months Ended December 31, 2026 2025 Net Income Adjusted EPS Net Income Adjusted EPS (In Thousands, except per share data) GAAP Net Income and Diluted EPS 29,177$ 0.61$ 47,466$ 0.95$ Adjustments: Amortization of inventory fair value step-up 2,840 0.06 - - Depreciation of idle assets during remediation period (a) 70 - - - Acquired facility remediation, period overhead and idle capacity costs (b) 7,148 0.15 - - Costs associated with acquisition in General and Administrative Expense (c) 12,823 0.27 - - Tax Impact of adjustments (d) (5,559) (0.12) - - Total Adjustments 17,322 0.37 - - Non-GAAP Adjusted Net Income and Adjusted EPS 46,499$ 0.98$ 47,466$ 0.95$

Reconciliation Schedules (Continued)

Projected Adjusted Earnings Per Share*

		Low		High
Projected FY'27 GAAP Diluted EPS	$	4.18	$	4.28
Adjustments:				
Costs associated with Pillar5 manufacturing optimization and integration		0.13		0.13
Costs associated with acquisitions of the Breathe Right portfolio & LaCorium Health		0.24		0.24
Total adjustments		0.37		0.37
Projected FY'27 Non-GAAP Adjusted Diluted EPS	$	4.55	$	4.65

* The above reconciliation of this forward-looking non-GAAP financial measure only includes adjustments for Q1 2027 and does not include additional adjustments for the remainder of fiscal 2027. These future adjustments are highly uncertain, given the significant variability and difficulty in making accurate projections of the adjustments related to the Breathe Right portfolio and LaCorium Health acquisitions and the costs associated with Pillar5 manufacturing optimization and integration. As a result, the Company is unable to quantify those future adjustments, which are likely significant, without unreasonable efforts.

Projected Adjusted Free Cash Flow

(in millions)		
Projected FY'27 GAAP Net cash provided by operating activities	$	277
Additions to property and equipment for cash		(26)
Projected FY'27 Non-GAAP Free Cash Flow		251
Acquisitions and other costs paid		19
Projected FY'27 Non-GAAP Adjusted Free Cash Flow	$	270

Prestige Consumer HEALTHCARE

FIRST QUARTER FY 27 RESULTS

22

Latest FY 27 Financial Outlook

Metric	Guidance
Revenue	▪ $1.290 to $1.315 billion ▪ Organic growth of 1% to 3%[1]
Gross Margin	▪ Just over 57%
Marketing	▪ ~14.5% of net revenue
General & Administrative	▪ ~10.0% of net revenue
Interest Expense	▪ ~$100 million in interest expense
Tax Rate	▪ ~24% effective tax rate
EPS[5]	▪ $4.55 to $4.65
Free Cash Flow[4]	▪ $270 million or more

Prestige Consumer HEALTHCARE
FIRST QUARTER FY 27 RESULTS
23